                                                                       EXHIBIT 3

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       ________________________________


        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "TENNESSEE GAS PIPELINE COMPANY" FILED IN THIS OFFICE ON THE SECOND DAY OF NOVEMBER, A.D. 1992, AT 1:30 O'CLOCK P.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                             * * * * * * * * * *







  [SEAL OF SECRETARY                     /S/ MICHAEL RATCHFORD
OF STATE APPEARS HERE]                   --------------------------------------
                                         MICHAEL RATCHFORD, SECRETARY OF STATE

                                         AUTHENTICATION:   *3646261

732307018                                          DATE:   11/02/1992

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                        TENNESSEE GAS PIPELINE COMPANY
                          ORIGINALLY INCORPORATED AS
                      TENNESSEE GAS TRANSMISSION COMPANY
                                      ON
                                 JUNE 9, 1947

        This Restated Certificate of Incorporation was duly adopted pursuant to the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware.

        FIRST: The name of the Corporation is Tennessee Gas Pipeline Company (herein sometimes referred to as the "Corporation").

        SECOND: The address of its registered office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is two hundred (200) and the par value of each of such shares is Five Dollars ($5.00) amounting in the aggregate to One Thousand Dollars ($1,000).

        FIFTH: All corporate powers shall be exercised by the Board of Directors, except as provided by statute or by this Certificate of Incorporation, as amended.

        The Board of Directors shall have the power to make, amend, alter, change, add to or repeal by-laws for the Corporation, without any action on the part of the stockholders. The by-laws made by the Board of Directors may be amended, altered, changed, added to or repealed by the stockholders.

        The number of directors of the Corporation shall be fixed from time to time by the by-laws and may be altered as the by-laws provide.

        SIXTH:  The Corporation is to have perpetual existence.

        SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statues) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation.

        EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        NINTH: A director of this Corporation shall not be liable to the Corporation or it stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

        IN WITNESS WHEREOF, said TENNESSEE GAS PIPELINE COMPANY has caused this Restated Certificate of Incorporation to be signed by its Chairman on the Board and Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Corporate Secretary, this 2nd day of November, 1992.

                                        TENNESSEE GAS PIPELINE COMPANY

                [SEAL]
                                        BY: /s/ R.C. THOMAS
                                           ----------------------------
                                           R.C. Thomas
                                           Chairman of the Board
                                           and Chief Executive Officer
ATTEST:

BY: /s/ KARL A. STEWART
   ---------------------------
   Karl A. Stewart, Secretary

                                                                          PAGE 1
                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        _______________________________


        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF TENNESSEE GAS PIPELINE COMPANY, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING TENNECO TURKIYE, INC. A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF FEBRUARY, A.D. 1993, AT 10 O'CLOCK A.M.

        AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                              * * * * * * * * * *








  [SEAL OF SECRETARY                   /S/ WILLIAM T. QUILLEN
OF STATE APPEARS HERE]                 -----------------------------
                                       William T. Quillen, Secretary of State

                                       AUTHENTICATION:     *3777535

723039025                                        DATE:     02/08/1993

                                CERTIFICATE OF
                         OWNERSHIP AND MERGER MERGING
                             TENNECO TURKIYE, INC.
                                 INTO AND WITH
                        TENNESSEE GAS PIPELINE COMPANY

        TENNESSEE GAS PIPELINE COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        FIRST: That it is the owner of all the issued and outstanding stock of TENNECO TURKIYE, INC., a Delaware corporation, incorporated on August 20, 1973.

        SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of TENNESSEE GAS PIPELINE COMPANY, by written consent, adopted the following resolutions to merge TENNECO TURKIYE, INC. into and with TENNESSEE GAS PIPELINE
COMPANY:

                RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tenneco Turkiye, Inc. and assume all of said corporation's liabilities and obligations; and it is further

                RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tenneco Turkiye, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tenneco Turkiye, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

        IN WITNESS WHEREOF, said TENNESSEE GAS PIPELINE COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by E.J. Milan, its Vice President, and James D. Gaughan, its Assistant Secretary, as of February 2, 1993.

                                        TENNESSEE GAS PIPELINE COMPANY


                                        BY: /s/ E. J. MILAN
                                            -----------------------------
ATTEST                                      E. J. Milan, Vice President


/s/ JAMES D. GAUGHAN
------------------------------
James D. Gaughan
Assistant Secretary

1.MRG

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "TENNECO CHINA TRADE INC.", A DELAWARE CORPORATION,

     "TENNECO INTERNATIONAL MARKETING & SOURCING, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "TENNESSEE GAS PIPELINE COMPANY" UNDER THE NAME OF "TENNESSEE GAS PIPELINE COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF FEBRUARY, A.D. 1995, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





  [SEAL OF SECRETARY            /S/ EDWARD J. FREEL
OF STATE APPEARS HERE]          --------------------------------------
                                Edward J. Freel, Secretary of State

0414109 8100M                   AUTHENTICATION:     7393632

950024197                                 DATE:     02-01-95

                                CERTIFICATE OF
                         OWNERSHIP AND MERGER MERGING
                           TENNECO CHINA TRADE INC.
                                      AND
               TENNECO INTERNATIONAL MARKETING & SOURCING, INC.
                                 INTO AND WITH
                        TENNESSEE GAS PIPELINE COMPANY

     TENNESSEE GAS PIPELINE COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That it is the owner of all the issued and outstanding stock of TENNECO CHINA TRADE INC., a Delaware corporation, incorporated on January 10, 1986; and TENNECO INTERNATIONAL MARKETING & SOURCING, INC., a Delaware corporation, incorporated on July 16, 1985.

     SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of TENNESSEE GAS PIPELINE COMPANY, by written consent dated as of January 17, 1995, adopted the following resolutions to merge TENNECO CHINA TRADE INC. and TENNECO INTERNATIONAL MARKETING & SOURCING, INC. into and with TENNESSEE GAS PIPELINE
COMPANY:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tenneco China Trade Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tenneco China Trade Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tenneco China Trade Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

                                    *  *  *

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tenneco International Marketing & Sourcing, Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tenneco International Marketing & Sourcing, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tenneco International Marketing & Sourcing, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said TENNESSEE GAS PIPELINE COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Robert G. Simpson, its Vice President, and James D. Gaughan, its Assistant Secretary, as of January 31, 1995.


                                       TENNESSEE GAS PIPELINE COMPANY


                                       By: /s/ ROBERT G. SIMPSON
                                           -------------------------------------
                                           Robert G. Simpson
                                           Vice President

ATTEST:


/s/ JAMES D. GAUGHAN
----------------------------------
James D. Gaughan,
Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "TENNECO CHINA TRADE INC.", A DELAWARE CORPORATION,

     "TENNECO INTERNATIONAL MARKETING & SOURCING, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "TENNESSEE GAS PIPELINE COMPANY" UNDER THE NAME OF "TENNESSEE GAS PIPELINE COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIRST DAY OF FEBRUARY, A.D. 1995, AT 10 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





  [SEAL OF SECRETARY            /S/ EDWARD J. FREEL
OF STATE APPEARS HERE]          --------------------------------------
                                Edward J. Freel, Secretary of State

0414109 8100M                   AUTHENTICATION:     7393633

950024197                                 DATE:     02-01-95

                                CERTIFICATE OF
                         OWNERSHIP AND MERGER MERGING
                           TENNECO CHINA TRADE INC.
                                      AND
               TENNECO INTERNATIONAL MARKETING & SOURCING, INC.
                                 INTO AND WITH
                        TENNESSEE GAS PIPELINE COMPANY

     TENNESSEE GAS PIPELINE COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That it is the owner of all the issued and outstanding stock of TENNECO CHINA TRADE INC., a Delaware corporation, incorporated on January 10, 1986; and TENNECO INTERNATIONAL MARKETING & SOURCING, INC., a Delaware corporation, incorporated on July 16, 1985.

     SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of TENNESSEE GAS PIPELINE COMPANY, by written consent dated as of January 17, 1995, adopted the following resolutions to merge TENNECO CHINA TRADE INC. and TENNECO INTERNATIONAL MARKETING & SOURCING, INC. into and with TENNESSEE GAS PIPELINE
COMPANY:

          RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tenneco China Trade Inc. and assume all of said corporation's liabilities and obligations; and it is further

          RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tenneco China Trade Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tenneco China Trade Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

                                    *  *  *

     RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary Tenneco International Marketing & Sourcing, Inc. and assume all of said corporation's liabilities and obligations; and it is further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Tenneco International Marketing & Sourcing, Inc. into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said Tenneco International Marketing & Sourcing, Inc., and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said TENNESSEE GAS PIPELINE COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Robert G. Simpson, its Vice President, and James D. Gaughan, its Assistant Secretary, as of January 31, 1995.


                                     TENNESSEE GAS PIPELINE COMPANY


                                     By: /s/ ROBERT G. SIMPSON
                                        ----------------------------------
                                        Robert G. Simpson
                                        Vice President

ATTEST:

/s/ JAMES D. GAUGHAN
------------------------------
James D. Gaughan,
Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "NEW TENN COMPANY", A DELAWARE CORPORATION,

     "NEW TENNESSEE GAS PIPELINE COMPANY", A DELAWARE CORPORATION,

     WITH AND INTO "TENNESSEE GAS PIPELINE COMPANY" UNDER THE NAME OF "TENNESSEE GAS PIPELINE COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FOURTH DAY OF APRIL, A.D. 1996, AT 9:30 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                               /S/ EDWARD J. FREEL
   [SEAL OF SECRETARY                          -------------------------------
 OF STATE APPEARS HERE]                        Edward J. Freel,
                                               Secretary of State

0414109     8100M                              AUTHENTICATION:     7919471

960117693                                                DATE:     04-24-96

                                CERTIFICATE OF
                         OWNERSHIP AND MERGER MERGING
                               NEW TENN COMPANY
                                      AND
                      NEW TENNESSEE GAS PIPELINE COMPANY
                                 INTO AND WITH
                        TENNESSEE GAS PIPELINE COMPANY


     TENNESSEE GAS PIPELINE COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That it is the owner of all the issued and outstanding stock of NEW TENN COMPANY, a Delaware corporation, incorporated on December 12, 1984; and NEW TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation, incorporated on May 10, 1989.

     SECOND: That, in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of TENNESSEE GAS PIPELINE COMPANY, by written consent dated as of March 29, 1996, adopted the following resolutions to merge NEW TENN COMPANY and NEW TENNESSEE GAS PIPELINE COMPANY into and with TENNESSEE GAS PIPELINE COMPANY:

            RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary New Tenn Company and assume all of said corporation's liabilities and obligations; and it is further.

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said New Tenn Company into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said New Tenn Company, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

                                    *  *  *

     RESOLVED, that the Company merge into itself and it hereby does merge into itself its wholly-owned subsidiary New Tennessee Gas Pipeline Company and assume all of said corporation's liabilities and obligations; and it is further

     RESOLVED, that the proper officers of the Company be, and they hereby are, authorized, empowered and directed to execute, under the corporate seal of the Company, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said New Tennessee Gas Pipeline Company into the Company, pursuant to which the Company will assume all of the liabilities and obligations of the said New Tennessee Gas Pipeline Company and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

     IN WITNESS WHEREOF, said TENNESSEE GAS PIPELINE COMPANY has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Robert G. Simpson, its Vice President, and James D. Gaughan, its Assistant Secretary, as of April 12, 1996.


                                     TENNESSEE GAS PIPELINE COMPANY


                                     By: /s/ ROBERT G. SIMPSON
                                        ----------------------------------
                                        Robert G. Simpson
                                        Vice President

ATTEST:

/s/ JAMES D. GAUGHAN
------------------------------
James D. Gaughan,
Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "TENNESSEE GAS PIPELINE COMPANY", FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 1996, AT 12 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                               /S/ EDWARD J. FREEL
  [SEAL OF SECRETARY                           -------------------------------
OF STATE APPEARS HERE]                         Edward J. Freel,
                                               Secretary of State

0414109     8100                               AUTHENTICATION:     8140724

960293918                                                DATE:     10-09-96

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        TENNESSEE GAS PIPELINE COMPANY

     Tennessee Gas Pipeline Company, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Company"), does hereby certify that:

     1. The Certificate of Incorporation of the Company is hereby amended by deleting Article FOURTH thereof and inserting the following in lieu thereof:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is three hundred (300) and the par value of each of such shares is Five Dollars ($5.00) amounting in the aggregate to One Thousand Five Hundred Dollars ($1,500)."

     2. That the foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 (by the written consent of the sole stockholder of the Company) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Tennessee Gas Pipeline Company has caused this Certificate to be executed by its duly authorized officer on this 8th day of October, 1996.

                                       TENNESSEE GAS PIPELINE COMPANY


                                       By: /S/ ROBERT G. SIMPSON
                                           ----------------------------------
                                           Robert G. Simpson
                                           Vice President